UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	December 10, 2004

R.H. Donnelley Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-07155	13-2740040
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1001 Winstead Drive, Cary NC	27513
(Address of Principal Executive Offices)	(Zip Code)

R.H. Donnelley Inc.*

(Exact Name of Registrant as Specified in Charter)

Delaware	333-59287	36-2467635
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Winstead Drive, Cary NC	27513
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ telephone number, including area code:	(919) 297-1600

     Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

*R.H. Donnelley Inc. is a wholly owned subsidiary of R.H. Donnelley Corporation. R.H. Donnelley Inc. became subject to the filing requirements of Section 15(d) on October 1, 1998 in connection with the public offer and sale of its 9 1/8% Senior Subordinated Notes, which Notes were redeemed in full on February 6, 2004. In addition, R.H. Donnelley Inc. is the obligor of 8 7/8% Senior Notes due 2010 and 10 7 /8% Senior Subordinated Notes due 2012, and is now subject to the filing requirements of Section 15 (d) as a result of such Notes. As of December 1, 2004, 100 shares of R.H. Donnelley Inc. common stock, no par value, were outstanding.

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement

     On December 10, 2004, the Compensation and Benefits Committee of the Board of Directors of R.H. Donnelley Corporation (the “Company”) established certain performance measures that apply with respect to fiscal year 2005 to the Company’s executive officers under the Company’s annual cash bonus program pursuant to the 2001 Stock Award and Incentive Plan. The performance measures include publication sales, adjusted EBITDA, adjusted earnings per share and free cash flow per share. Each of these measures is a non-GAAP financial measure. In its Current Report on Form 8-K furnished to the Securities and Exchange Commission on October 27, 2004, the Company disclosed that it would utilize these non-GAAP measures (other than free cash flow per share, which was just added by the Compensation and Benefits Committee) for executive compensation purposes, and also identified the most comparable GAAP measures, discussed quantitative reconciliations between the applicable GAAP and non-GAAP measures, and provided such other information required by Regulation G under the Securities Exchange Act of 1934 (the “1934 Act”) and Item 10(e) of Regulation S-K under the 1934 Act. In addition, on December 10, 2004, the Compensation and Benefits Committee also increased the bonus target as a percentage of base pay for fiscal 2005 for certain officers, including two named executive officers disclosed in our Proxy Statement with respect to our 2004 Annual Meeting of Shareholders, namely, Peter J. McDonald and Steven M. Blondy.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R.H. Donnelley Corporation
By:	/s/Robert J. Bush
	Name:	Robert J. Bush
	Title:	Vice President and General Counsel

R.H. Donnelley Inc.
By:	/s/ Robert J. Bush
	Name:	Robert J. Bush
	Title:	Vice President and General Counsel

Date: December 13, 2004

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